UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 24, 2012
Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2114 Central Street, Suite 600, Kansas City, MO 64108

(Address of principal executive offices)  (Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

     On May 24, 2012, Novation Companies, Inc. (formerly NovaStar Financial, Inc.) (the “Company”) held its 2012 Annual Stockholders Meeting. The matters listed below were submitted to a vote of the Company’s stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 19, 2012. The results of the stockholder votes are as follows:

Proposal 1—Election of Directors

     The following individuals were elected to serve as Class I directors to hold office until the 2015 Annual Stockholders Meeting and until their successors are elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Art N. Burtscher	38,714,259	3,297,420	30,630	36,300,538
Edward W. Mehrer	38,707,562	3,303,916	30,831	36,300,538

Proposal 2—Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2012

     Our shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2012 fiscal year.

For	Against	Abstain
77,353,289	933,494	56,064

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: May 24, 2012	/s/ Rodney E. Schwatken

Rodney E. Schwatken

Senior Vice President, Chief Financial Officer, Treasurer
and Secretary